Exhibit 99.1
Energize 2008 Pritchard Capital January 8, 2008

Disclosure This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, that address activities that Mariner assumes, plans, expects, believes, estimates or anticipates (and other similar expressions) will, should or may occur in the future are forward-looking statements. Our forward-looking statements are generally accompanied by words such as "may", "estimate", "believe", "expect", "anticipate", "potential", "plan", or other words that convey the uncertainty of future events or outcomes. Such forward-looking statements, which include our guidance estimates, involve known and unknown risks, uncertainties and other factors that may cause Mariner's actual results or plans to differ materially from those in the forward-looking statements. There can be no assurance that any guidance estimates can or will be achieved. The forward-looking statements made in this presentation are based on the current beliefs of Mariner based on currently available information and assumptions that Mariner believes are reasonable. Mariner does not undertake any obligation to update estimates or other forward-looking statements as conditions change or additional information becomes available. Investors are urged to read the Annual Report on Form 10-K for the year ended December 31, 2006 and other documents filed by Mariner with the Securities and Exchange Commission ("SEC") that contain important information including detailed risk factors. The SEC has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Mariner uses the terms "probable," "possible" and "non-proved" reserves, reserve "potential" or "upside" or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines may prohibit it from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company. Unless otherwise stated, all well information in this presentation is presented on a gross or "8/8th's" basis and all production is presented net to Mariner's revenue interest. This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of Mariner.

Overview

West Texas
Proved reserves: 257.3 Bcfe
Production: 9.2 Bcfe

Infill drilling opportunities
Cost control focus
Long-life reserves

Shelf
Proved reserves: 328.2 Bcfe
Production: 50.8 Bcfe

Underexploited asset base
Field studies ongoing
Exploration upside


Midland
Houston
Lafayette

Deepwater
Proved reserves: 130.0 Bcfe
Production: 20.5 Bcfe

World-class basin
Subsea tieback expertise
High-impact projects

NYSE Listed: Ticker "ME"

2006 YE Proved reserves: 715.5 Bcfe

2006 Production: 80.5 Bcfe

Number of Employees: ~240

3

Corporate Cornerstones

Shelf Deepwater West Texas Sacramento Basin East 0.45 0.43 0.12 0.16 Shelf Deepwater West Texas Sacramento Basin East 0.46 0.18 0.36 0.16 Balance Proved: 716 Bcfe 2006 Reserves * Excludes acquisitions and ~ $9 million of hurricane-related P&A costs. $665-$675 Million* 2007 Capital Budget Shelf Deepwater West Texas Sacramento Basin East 0.54 0.38 0.08 0.16 Probable: 302 Bcfe Exploration Development Other Sacramento Basin Capex 0.31 0.67 0.02 0.16 By Region By Category

Reserve Integrity Proved reserves fully-engineered by Ryder Scott 2004 2005 2006* Reserve Replacement 107 64 227 Probable Conv. & Revisions 49 14 38 2004 - 2006 Bcfe Proved reserves are solid Strong track record of probable conversions Positive reserve revisions * Excludes reserve additions from Forest GOM acquisition

Strong Track Record of Growth 2004 2005 2006 Proved Reserves 238 338 716 Bcf e Proved Reserves Average Daily Production * Includes 10 months of production for the Forest GOM assets from closing. Pro forma production for full 12 months would increase annual average by 22 MMcfe/d. 2004 2005 2006* 9 mos. Ended 9/30/2007 Proved Reserves 103 80 221 268 MMcfe/d 2007 Guidance: 274 ' ' 2005 Hurricanes

Reserve Replacement Rate* Rolling 3-yr Avg. Cost Effective Reserve Additions 2004 2005 2006 Reserve Replacement Rate 172 280 248 RRR Forest Incremental 203 2004 2005 2006* Rolling 3-yr avg RRC 1.77 1.73 2.83 0.56 $/Mcfe Reserve Replacement Cost* Rolling 3-yr Avg. % Effect of Forest GOM acquisition. *See appendix for calculations of reserve replacement rate and reserve replacement cost.

$MM CAPEX (3) $MM EBITDA (1) (1) See appendix for reconciliation of EBITDA and assumptions relating to 2007 estimate. (2) Includes $25.2MM and $10.7MM of non-cash stock compensation in 2005 and 2006, respectively. (3) CAPEX excludes hurricane repairs covered by insurance. (4) 2007 Operating CAPEX estimated between $665 million and $675 million. Acquisitions and hurricane-related P&A of $28 million and $9 million, in 2006 and 2007, respectively. Strong Cash Flow Funds Active CAPEX Program 2004 2005 2006 2007E EBITDA 176 129 520 657 2004 2005 2006 2007E CAPEX 149 200 501 670 53 99 131.5 ' ' ' ' (2) (2) (4) 2005 Hurricanes

2004 2005** 2006 2007E* Ave Daily Prod 5.73 4.44 6.38 7.1 Resulting in Strong Cash Flow Accretion *See appendix for reconciliation of cash flow per share and assumptions related to 2007 estimate. **2005 cash flow affected significantly by hurricane activity. $/share Cash flow per share* ' '

West Texas - Dec. 2007 $122.5 Million Acquisition Strategic Benefits: Provides favorable well economics: expect ~20-30% rates of return Extends overall reserve life Balances risk of offshore business Bolt-on acquisition, seamless integration with existing assets Expands % of operated properties 75% oil and liquids (Jan-Nov)

West Texas - 2007 Acquisitions 12/31/2006 Jan - Nov 2007 Dec 2007 Base 35000 35000 35000 Add 0 8644 8644 Add2 0 0 17920 Net acreage: ~ 75% increase in 12 months Jan-Nov 2007 acquisitions Added approximately 8,400 net acres primarily thru three transactions Estimate 200 drilling locations Estimate 19 MMBoe net reserve potential Dec 2007 Acquisition $122.5 million acquisition of approx. 56% WI in 32,000 gross acres 348 wells producing approx. 1,250 Boe/d, net Estimate 16 MMBoe net proved reserves (75% oil and liquids) Net acres

$243 million purchase price 52.4 Bcfe proved reserves (87% gas, 95% developed) 32 producing wells (71% operated) Daily production as of Dec. 6, 2007: 58.2 MMcfe/d 31 miles of gas gathering infrastructure (10"-16" pipelines) 24.1 Bcfe probable reserves Approximately 256,000 net acres 11 high-quality exploration prospects HI 166 exploration well currently drilling, ME drilling cost exposure capped at $8 million * Transaction is expected to close on January 31, 2008. Gulf of Mexico Shelf: 2008 Pending Acquisition from StatoilHydro*

Expanding the Shelf Footprint Gulf of Mexico Shelf: 2008 Pending Acquisition from StatoilHydro

Rich Opportunity Set Gulf of Mexico Over 1 million net acres, after close of StatoilHydro transaction Large multi-year prospect inventory Access to over 7,000 blocks recent vintage 3-D seismic data Large scale GOM lease sales Underexploited shelf assets and numerous prospects to be acquired Significant deepwater potential Successful track record West Texas ~62,000 net acres as of 12/31/2007 ~6+ year inventory 100% success rate through 3Q 2007

Access to over 7,000 blocks recent vintage 3D seismic data Volume agreements with four seismic providers Regional coverage over fields and prospects Mariner prospects Mariner prospects Regional Seismic Coverage As of June 2007

2007 GOM Drilling Program* * As of 9/30/2007 71% Success rate (15 of 21) 3 wells drilling 5-8 wells to spud before year end

MMS Lease Sale 205: Bid Results Apparent high bidder on 23 of 61 blocks. $66.2 million net cost exposure on high bids and $163.3 million total exposure on all bids. Trends on apparent high bids include: 5 conventional shelf 2 deep shelf 9 subsalt 7 deepwater

Vermilion 380 • 3 drilling opportunities • Reserve potential: 23-35 Bcfe, net (2P) South Marsh Island 149 • 6-7 drilling opportunities • Reserve potential: 15-30 Bcfe, net (3P) High Island 415 & 467 • Three 2007 successes (HI 467) • Online 3Q07 • Two wells in 2008 (HI 415) • Reserve potential: 30-35 Bcfe, net (2P) Note: Mariner is the operator on projects above. (2P) = proved + probable reserves; (3P) = proved + probable + possible reserves. South Pass 24 • 5 development/exploitation drilling locations • 33 recompletion candidates • 13 gas lift optimization projects • Reserve potential: 50-75 Bcfe, net (3P) Eugene Island 342 • 5 drilling opportunities • Reserve potential: 20-30 Bcfe, net (3P) Underexploited Shelf Asset Base: ~250+ Bcfe Reserve Potential West Cameron 110 Two 2007 successes 4+ drilling opportunities Reserve potential: 92-150 Bcfe, net (3P) South Marsh Island 66 1-3 drilling opportunities Reserve potential: 8-15 Bcfe, net (2P)

Deepwater History Deepwater History

Mariner operated, 42.2% WI Umbilical utilizing optical fiber Tieback distance: 56 miles Water depth: 6,750 feet Modified Diamond Ocean America to work in 6,750 feet of water 2 wells drilled and completed, flowline and umbilical installed and Devil's Tower production equipment installation in progress. Devil's Tower Bass Lite Project: Scheduled Online in 1H 2008

Bass Lite Project: Update

Northwest Nansen - East Breaks 558/602 Anadarko operated ME 33-50% WI Four subsea completions tied back to Nansen First production target 1H 2008 EB 602 #10 EB 558 #2 BP1 EB 602 #12 ST EB 602 #11 Subsea tieback to Nansen Spar

Risk Management Mariner has consistently managed its commodity price risk Target 40-60% of PDP hedged Summary Hedge Schedule 2008-2009 2008 Costless Collars: 11.76 Bcf @ $7.83 - $14.60 /MMBtu 1,195 MBbls @ $61.66 - $86.80 /Bbl Fixed Price Swaps: 38.65 Bcf @ $8.46 /MMBtu 2,264 MBbls @ $78.99 /Bbl Fixed Price Swaps: 30.1 Bcf @ $8.48 /MMBtu 2,172 MBbls @ $76.15 /Bbl 2009

Peer Comparison 2004 - 2006 Production Growth Source: Company 10-K Filings Peer Group: ATPG, BDE, CPE, EPL, SGY and WTI 2004 - 2006 Production Cost ME #3 #4 #5 #1 #2 #6 LOE + Prod. Tax + Transport 1.13 1.18 1.2 1.23 1.24 1.63 1.68 51 20 10 8 -2 46 -7 -10% 0% 10% 20% 30% 40% 50% #1 ME #2 #3 #4 #5 #6

#1 ME #3 #4 #2 #6 #5 Reserve Growth 2.45 3.39 4.14 4.77 5.92 8.46 Source: Company 10-K Filings Peer Group: ATPG, BDE, CPE, EPL, SGY and WTI NM= Not meaningful NM Peer Comparison (Cont.) 2004 - 2006 Reserve Replacement Cost 2004 - 2006 Reserve Replacement Rate #1 ME #3 #4 #2 #6 #5 Reserve Replacement Rate 4.59 4.51 2.15 1.33 1.29 0.77 -0.16

Appendix

Reconciliation of Non-GAAP Measure EBITDA means earnings before interest, income taxes, depreciation, depletion, amortization and impairments. Mariner believes that EBITDA is a widely accepted financial indicator that provides additional information about its ability to meet its future requirements for debt service, capital expenditures and working capital, but EBITDA should not be considered in isolation or as a substitute for net income, operating income, net cash provided by operating activities or any other measure of financial performance presented in accordance with generally accepted accounting principles or as a measure of a company's profitability or liquidity. The 2007 estimate of EBITDA is based on previously disclosed production and cost guidance. Pricing assumes twelve months of actual NYMEX settlements. Actual results may vary significantly based on operational performance and price realizations. settlements. Actual results may vary significantly based on operational performance and price realizations. settlements. Actual results may vary significantly based on operational performance and price realizations. settlements. Actual results may vary significantly based on operational performance and price realizations. settlements. Actual results may vary significantly based on operational performance and price realizations. settlements. Actual results may vary significantly based on operational performance and price realizations. settlements. Actual results may vary significantly based on operational performance and price realizations. settlements. Actual results may vary significantly based on operational performance and price realizations. settlements. Actual results may vary significantly based on operational performance and price realizations. As presented, EBITDA for 2005 and 2006 includes $25.7MM and $10.2MM of non-cash stock compensation, respectively.

Operating Cash Flow (OCF) is net income plus non-cash items such as deferred income tax, depletion, depreciation and amortization, ineffective portion of cash flow hedges, stock compensation expense and inventory impairment. Mariner believes that OCF is a widely accepted financial indicator that provides additional information about its ability to meet its future requirements for debt service, capital expenditures and working capital, but OCF should not be considered in isolation or as a substitute for net income, operating income, net cash provided by operating activities or any other measure of financial performance presented in accordance with generally accepted accounting principles or as a measure of a company's profitability or liquidity. The 2007 estimate of OCF is based on production and cost guidance. Pricing assumes twelve months of actual NYMEX settlements. Actual results may vary significantly based on operational performance and price realizations. Reconciliation of Non-GAAP Measure

Reserve Replacement Rate Reserve replacement rate (RRR) for a period is calculated by dividing the sum of total reserve extensions, discoveries and other additions, revisions and purchases (i.e. acquisitions) by production for the same period. The proved reserves attributable to the Forest Assets were excluded from the calculation in 2006 to reflect more accurately Mariner's ongoing operational performance.